UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
----------------------------------------------------------------------------
                      FEBRUARY 22, 2005 (FEBRUARY 22, 2005)


                          CHESAPEAKE ENERGY CORPORATION
----------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           OKLAHOMA                     1-13726               73-1395733
----------------------------------------------------------------------------
  (State or other jurisdiction   (Commission File No.)     (IRS Employer
        of incorporation)                               Identification No.)


     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA         73118
----------------------------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)


                                 (405) 848-8000
----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     We issued a press release on February 22, 2005, which includes information regarding our consolidated results of operations and financial condition as of and for the quarterly period ended December 31, 2004 and for the full-year 2004. It also includes updated information on our 2005 and 2006 outlook. The text of that press release is attached to this Report as an exhibit and is incorporated by reference herein.

         The press release contains information concerning financial measures that we use that may be considered "non-GAAP financial measures" under Securities and Exchange Commission rules. Specifically, the press release contains information concerning operating cash flow (defined as cash flow from operating activities before changes in assets and liabilities) and EBITDA, each of which is reconciled in the press release to cash from operating activities, the most directly comparable financial measure reported under generally accepted accounting principles.

         With the filing of this report on Form 8-K and the issuance of the attached press release, we are also updating our future outlook, which can be found on our website at WWW.CHKENERGY.COM. We caution you that our outlook is given as of February 22, 2005 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

         This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in this Report other than under Item 2.02 hereof.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     EXHIBIT NO.             DOCUMENT DESCRIPTION
     -----------             --------------------

         99.1           Chesapeake Energy Corporation press release dated
                        February 22, 2005

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         CHESAPEAKE ENERGY CORPORATION


                                 By:     /s/ AUBREY K. MCCLENDON
                                         -------------------------------------
                                             Aubrey K. McClendon
                                             Chairman of the Board and
                                             Chief Executive Officer

Dated:        February 22, 2005

                                  EXHIBIT INDEX


     EXHIBIT NO.             DOCUMENT DESCRIPTION
     -----------             --------------------

         99.1           Chesapeake Energy Corporation press release dated
                        February 22, 2005